                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1735

                               FPA NEW INCOME, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period:  September 30, 2004



Item 1.           Report to Stockholders.

FPA NEW INCOME, INC.

ANNUAL REPORT

[FPA NEW INCOME, INC. LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

SEPTEMBER 30, 2004

42075

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Annual Report covers the fiscal year ended September 30, 2004. Your Fund's net asset value (NAV) per share closed at $11.30. During the fiscal year, your Fund distributed four income dividends totaling $0.43. There were no capital gains distributions.

     The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                      PERIODS ENDED SEPTEMBER 30, 2004
                                                       ---------------------------------------------------------------
                                                        1 YEAR       5 YEARS      10 YEARS      15 YEARS      20 YEARS
                                                       -------       -------      --------      --------      --------
FPA New Income, Inc. (NAV)                                4.16%*        7.17%*        7.35%*        8.28%*        9.48%*
FPA New Income (Net of Sales Charge)                      0.51%**       6.41%**       6.96%**       8.02%**       9.29%**
Lipper Corporate Debt Funds A Rated Average               3.42%         6.66%         7.06%          N/A           N/A
Lehman Brothers Government/Credit Index                   3.33%         7.74%         7.76%         7.97%         9.16%

     The Fund's total rate of return for the fiscal year was 4.16%* versus 3.42% and 3.33% for the Lipper Corporate Debt Funds A Rated Average and Lehman Brothers Government/Credit Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 1.16%*; Lipper Average, 0.33%; and the Lehman Brothers Index, 0.28%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 1.96%*; the Lipper Average 2.93%; and the Lehman Brothers Index, 3.36%.

MANAGEMENT STRUCTURE

     Before discussing your Fund's performance and the business and interest-rate outlooks, I thought it was important to bring to your attention a change that has been made with this shareholder letter. You will note that Tom Atteberry's name has been added to the signature page. He is now a Vice President and Portfolio Manager of FPA New Income. This recognizes the valuable contributions that Tom has made in the eight years that he has worked on your Fund. It also formally recognizes his investment responsibilities. Tom has really taken a large role in overseeing the day-to-day responsibilities of the Fund. We work very closely together, with my attention more focused on the strategy while Tom's is on tactics. We have rarely, if ever, disagreed about the basic strategy. He has written a section of the shareholder letter under his name and discusses where and how he has been focusing his attention, as well as introducing you to a new member of the investment team, Julian Mann, who joined the team earlier this year.

COMMENTARY

     Your Fund outperformed the Lehman Index and the Lipper Index for the six- and twelve-month periods ended September 30. This outperformance is a function of your Fund's extraordinary defensive portfolio positioning. As of September 30, your Fund's duration, a measure of volatility, was a record low 0.98 years versus 1.01 years at March 31 and 1.38 years at last year's fiscal year-end. All of these measures are far shorter than what has been typical for your Fund over the last five, ten or twenty years. In this letter, we will again discuss our reasoning for this portfolio posturing.

     During the past year, we have witnessed both sharp rises and falls in the level of long-term interest rates. Over the past six months, we experienced the initial tightening moves by the Federal Reserve that have led to the rise of short-term rates (Fed Funds) from an extraordinary low 1% to the current level of 1.75%. The yield curve (an interest-rate curve that plots yields for maturities from three months to thirty years) flattened by 64 basis points (there are one hundred basis points in one percent) over this period. Both short- and longer-term yields rose, with shorter-term rates rising faster than longer-term rates. The rise was far more dramatic between March and June,

----------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

** Reflects deduction of the maximum sales charge of 3.50% of the offering price

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before longer-term interest rates began to decline somewhat. This curve flattening does not come as a surprise since the slope of the yield curve was the steepest in over one hundred years. The odds would say that it was more likely for the yield curve to flatten than become any steeper. Because your Fund's duration was so short, when interest rates began to rise, this shift had little, if any, negative impact on the portfolio.

     That is the good news. The bad news is that the Fund underperformed our expectations. We have been deploying short-term liquidity into various types of alternative agency and mortgage-backed short-term investments. (Tom Atteberry will be discussing this in his portion of the letter.) Some of these investments did not provide the incremental return that we had anticipated. In some cases, they actually underperformed what would have been earned had we just stayed invested in Treasury bills. This past year our exposure to Interest Only (IO) securities initially helped and then hurt the Fund's performance. Higher-than-anticipated prepayment rates essentially offset any of the typical benefits they provide in a rising-rate environment. Since fiscal year-end, interest rates have declined further and, therefore, our IO securities have continued to underperform.

     Our exposure to high-yield bonds and inflation-indexed notes (TIPS) helped performance materially. High-yield bonds were our best-performing sector this past fiscal year. In light of this, we have reduced our exposure by approximately 50% to less than 10% of the Fund. We will likely reduce it further because of their unattractive valuation characteristics. The base level of yields and their average yield spreads are close to the lowest they have been in the last twenty years and, therefore, we do not believe one is getting compensated sufficiently for credit risk. We anticipate our exposure will likely fall to less than 8% over the next twelve months. In the case of our TIPS holding, we benefited from the decrease in its maturity as well as from the rise in inflation expectations. Our holding matures in 2007; therefore, we see minimal principal risk. In general, we do not find that the TIPS sector presents much in the way of value. We will likely hold these securities until maturity.

     As a result of the changes in the portfolio, we continue to maintain a highly defensive structure so as to guard against the risks of rising interest rates. As of September 30, 2004, cash and equivalents were 43.4% of net assets, Government/Agency securities totaled 36.0%, 10.4% were in AAA- and AA-rated securities, and securities rated AA and lower totaled 10.2%. Within the last segment, high-yield and convertible securities equaled 9.4%.

     We are again witnessing ten-year Treasury bond yields below 4% (3.97% to be exact). After having risen to 4.87% on June 14, they have declined subsequently. As you know, we have been expecting higher interest-rate levels. Last year we wrote that we thought the ten-year T-bond would rise to more than 5.25% toward the end of this year. Obviously, this does not appear to be the case. Given that we appear to be wrong, are we or should we change our defensive portfolio structure? If we are wrong, why don't we?

     Before answering these questions, we would like to remind our shareholders that we are guided by the principle of ROC squared. By this we mean we focus on both the return on capital as well as the return of capital. At various times over an interest-rate cycle, one has to shift priority between these two. We find that most of the time the discussion revolves around return on capital. Most fund managers are loath to have their bond portfolios structured in a way that would be too different from their benchmark index for fear of being accused of the mortal sins of "tracking error" and quarterly underperformance. We spend zero time worrying about either of these. We manage your money as if it were our own. For the past two years, our focus has been on the return of capital component. We continue to believe that longer-term bonds provide virtually no value and, therefore, preservation of capital is paramount in our thinking.

     We believe the bond market, whether high quality or high yield, exhibits a bubble mentality. We do not think that most fixed-income securities are rationally priced -- in essence, we believe "The

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Emperor Has No Clothes." In light of this, we will not change the portfolio's defensive posture. I will now spend some time explaining why we are of this opinion.

     The present level of long-term Treasury bond yields signals that bond investors believe that there will be a sizeable reduction in economic growth and that inflation fears will subside. There are even some who believe that we may be on the verge of deflation again. We do not agree with any of these assessments. If the Treasury market were appropriately priced, high-yield bonds would appear to be inappropriately priced. A significant slowdown in economic growth would not be good for corporate profitability and, therefore, debt coverage ratios. High-yield securities are priced for a continued above-average economic growth scenario. We see a dichotomy here that will have to be resolved.

     Much of the fear concerning slower economic growth derives from escalating energy prices. If one does an overlay of the change in oil prices to that of the change in Treasury bond prices, there is a direct correlation. The bond market believes that higher oil prices will lead to slower economic growth without any major increase in inflation. We do not disagree that there is a partial impact from rising energy prices. We have anticipated higher energy prices for several years. FPA Capital Fund, an open-end equity fund that we manage, has its highest energy exposure in twenty years. We have also written why we believed that energy prices were likely to rise. We acknowledge that the rise this year is far more than what we were expecting but it also came as a surprise to most energy industry professionals. We are of the opinion that it is a short-term spike and that energy prices will be lower next year and, therefore, if we are correct, this would be a net benefit to economic growth. Longer-term, we are quite optimistic that energy prices will be considerably higher than what the consensus anticipates currently. Our internal guesstimate is nearly 45% higher than what the commodity market has priced in for five years from now. We do not believe that long-term bond yields are factoring in this potential inflationary problem.

     We continue to be of the opinion that the U.S. cannot continue indefinitely with an expanding Current Account Deficit. It is rapidly approaching 6% of gross domestic product, a record. We have to import approximately $2 billion dollars every day of the year to keep our economy operating. Over the last three years, the two principal buyers of our Treasury securities have been the central banks of China and Japan. Forgive me for saying this, but I do not believe either of these countries have our long-term best interests at heart. It is currently a marriage of convenience in that it is in their self-interest to purchase our bonds while we purchase their goods. Our growing dependence on them places our economy, currency and interest rates at greater risk than if we were not in this financially dependent position. This is another risk we feel we do not get compensated for with the current level of interest rates.

     In our March shareholder letter, we had a long discussion about the shortcomings of how the Consumer Price Index is constructed. We showed how different components were either underweighted or defined in a way that understated the measurement of inflation. Our conclusion was that it was understating inflation by approximately 1 to 1.5%. A recent study by the Federal Reserve of Atlanta corroborated some of our calculations. My esteemed colleague at PIMCO, Bill Gross, recently published his analysis of the CPI and came to the same conclusion using a different methodology. If inflation is being understated, why aren't fixed-income investors making an adjustment for this in their valuation of Treasury bonds? We wish we knew. We can only guess that most bond managers continue to buy longer-term bonds because they believe they cannot risk being out of the bond market for the reasons mentioned earlier. Their philosophy is one that revolves around the idea that they believe they are paid to manage bonds and not cash. They may keep their portfolio durations toward the shorter end of their benchmark range, but they will not deviate materially for fear of missing a bond rally or being accused of benchmark tracking error. Again, our focus is on optimizing both the return on capital as well as the return of capital over the entire interest rate cycle.

     Given these various risks, we cannot see how one is being sufficiently compensated to place capital at risk with a 4% Treasury bond yield. If the Treasury market is overvalued, so are all the other sectors that trade in relation to this market via spread analysis. We cannot and will not risk your capital when we are convinced these risks are present. In many ways, this period reminds us of the blow-off in equities in 1999 and 2000. At that time we were warning that there were high risks in the equity market. We see similar elements in the bond market. We do not know when this environment will change but we do know that when it does, it will catch most bond managers by surprise. They will then say, "Who could have known?" Because of this, we are placing our focus on the return of capital -- the second ROC. When bond investors realize that "The Emperor Has No Clothes," a rapid price adjustment in bonds will occur.

     We will continue our search for undervalued securities; however, we will not compromise our standards because of outside pressures to do something. We continue to stand by the thoughts and opinions expressed in our "Buyer's Strike" piece published in June of last year that you may read on our website, www.fpafunds.com. We urge you to do it. With that final comment, Tom Atteberry will convey his thoughts to you.

THOMAS H. ATTEBERRY COMMENTARY

     Over the last year your Fund has focused heavily on two sectors as alternatives to money-market investments, callable and step-up coupon agency notes along with short duration CMOs (Collateralized Mortgage Obligations).

     The agency sector of the portfolio has averaged 11% of the portfolio the past year. The largest component of this sector has been the step-up note structure, for which the coupon on the bond starts out low at, say, 2% for six months to one year. At that point the bond's coupon "steps up" either once or periodically until it reaches levels of 4 to 8%, depending on the final maturity of the bond. Typically, the bond is callable at those times when the coupon steps up. The final maturity of our current holdings is between two and five years.

     Our investment thesis is that the higher coupons later in the life of the bond would protect our principal value during the near-term rise of short-term interest rates. Your portfolio has had mixed results with these investments. During the accelerated run-up in interest rates in the second quarter of this year, we discovered three holdings that, when retested for their defensive characteristics, did not exhibit the potential for performance that we felt was acceptable. Those holdings were sold for small losses. The sell decision was based on the idea that it was better to take a small loss today versus a potentially larger loss later if all interest-rate maturities continued to rise, as was expected during the second quarter of 2004.

     The other portion of the portfolio with a similar objective is the CMO sector. Over the past year this segment has averaged 10% of the portfolio. The bonds consist of securities that should have a weighted average life of less than 1.75 years. The average coupon on these bonds is a little over 5.4%. Even while mortgage prepayments have remained at an elevated level, this segment of your Fund has achieved its goal of outperforming the money-market holdings in the portfolio.

     While we have had better investment success over the past year with the short CMO holdings versus the agency holdings, going forward there are still potential opportunities within the agency sector. We have also considered other short duration instruments but to date have found very few situations that warrant our committing your Fund's capital. It is our view that the portfolio will continue to have 20 to 30% of its assets deployed in these short, very defensive bonds.

     At the beginning of 2003, we decided that it was in the best interest of our shareholders to expand our fixed-income analytical staff. Over the next year we conducted a national search to find a seasoned fixed-income professional that would add valuable expertise to complement our current team. We reviewed over 200 resumes and interviewed a dozen very qualified individuals.

     The result of this project was that in February of 2004 we added Julian Mann to the research team. Julian has over 14 years of fixed-income analytical experience and will add depth and knowledge regarding asset-backed and mortgage-backed securities. In addition, Julian expands our quantitative and computer analytical skills.

     With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,


/s/ Robert L. Rodriguez
-----------------------

Robert L. Rodriguez, CFA
President and Chief
      Investment Officer


/s/ Thomas H. Atteberry
-----------------------

Thomas H. Atteberry
Vice President and
      Portfolio Manager

October 25, 2004

                             HISTORICAL PERFORMANCE

[CHART]

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND LIPPER CORPORATE DEBT FUNDS A RATED AVERAGE FROM OCTOBER 1, 1994 TO SEPTEMBER 30, 2004

FPA NEW INCOME, INC


                                       AVERAGE ANNUAL TOTAL RETURN
                                      YEARS ENDED SEPTEMBER 30, 2004
                                     --------------------------------
                                      1 YEAR     5 YEARS    10 YEARS
                                      ------     -------    --------
At Net Asset Value                      4.16%       7.17%       7.35%
With Maximum 3.5% Sales Charge          0.51%       6.41%       6.96%

            LEHMAN                        LIPPER
           BROTHERS                      CORPORATE
          GOVERNMENT/      FPA NEW       DEBT FUNDS
            CREDIT       INCOME, INC.     A RATED        FPA NEW
            INDEX           (NAV)         AVERAGE      INCOME, INC.
1994       $  10,000      $  10,000      $  10,000      $   9,650
1995       $  11,438      $  11,214      $  11,467      $  10,822
1996       $  11,954      $  11,999      $  11,973      $  11,579
1997       $  13,098      $  13,144      $  13,178      $  12,684
1998       $  14,780      $  13,832      $  14,610      $  13,348
1999       $  14,540      $  14,368      $  14,332      $  13,865
2000       $  15,520      $  15,310      $  15,124      $  14,774
2001       $  17,564      $  17,389      $  16,879      $  16,781
2002       $  19,182      $  18,055      $  17,968      $  17,423
2003       $  20,431      $  19,503      $  19,134      $  18,821
2004       $  21,114      $  20,316      $  19,791      $  19,605

Past performance is not indicative of future performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Credit Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt Funds A Rated Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $19,605 reflects deduction of the current maximum sales charge of 3.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $20,316. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                                PORTFOLIO SUMMARY
                               September 30, 2004

            BONDS & DEBENTURES                                69.3%
            U.S. Government                         16.2%
            Mortgage-Backed                         12.9%
            Corporate                                9.3%
            U.S. Agencies                            8.1%
            Mortgage-Backed Pass-Through             2.5%
            Convertible                              2.3%
            Asset Backed                             2.3%
            Derivatives - Interest Only              1.7%
            International                            1.0%
            Short-Term U.S. Government              13.0%
            PREFERRED STOCK                                    0.3%
            SHORT-TERM CORPORATE NOTES                        30.8%
            OTHER ASSETS AND LIABILITIES, NET                 -0.4%
                                                             -----
            TOTAL NET ASSETS                                 100.0%
                                                             =====

                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended September 30, 2004
                                   (Unaudited)

NET PURCHASES
NON-CONVERTIBLE BONDS & DEBENTURES
Bayerische Landesbank--2.3% (floating rate) 2007 (1)                                                 $  21,000,000
Federal Home Loan Bank--2% 2007 (step-up) (1)                                                        $  21,900,000
Federal Home Loan Bank--2% 2009 (step-up) (1)                                                        $  22,500,000
Federal Home Loan Bank--2.06% (floating rate) 2007 (1)                                               $  24,650,000
Federal Home Loan Mortgage Corporation 2510 CL PV--5.25% 2026 (1)                                    $  22,341,170
Federal National Mortgage Association--2% 2007 (step-up) (1)                                         $  22,800,000
Landesbank Baden-Wuerttemberg--2.24% 2007 (1)                                                        $  23,500,000
U.S. Treasury Inflation-Indexed Notes--3.375% 2007                                                   $  73,949,575

CONVERTIBLE DEBENTURE
BEA Systems, Inc.--4% 2006 (1)                                                                       $  18,000,000

NET SALES
NON-CONVERTIBLE BONDS & DEBENTURES
Federal Home Loan Bank--1.75% 2007 (step-up) (2)                                                     $  20,000,000
Federal Home Loan Mortgage Corporation--5.75% 2009 (2)                                               $  30,908,000
Federal National Mortgage Association--1.6% 2007 (step-up) (2)                                       $  19,450,000
Qwest Capital Funding, Inc.--5.875% 2004 (2)                                                         $  21,750,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2004

                                                                                           PRINCIPAL
BONDS & DEBENTURES                                                                           AMOUNT              VALUE
------------------------------------------------------------------------------------   -----------------   ----------------
U.S. GOVERNMENT SECURITIES -- 16.2%
U.S. Treasury Inflation-Indexed Notes -- 3.125% 2007                                   $     293,674,575   $    313,864,702
                                                                                                           ----------------

MORTGAGE-BACKED SECURITIES -- 12.9%
Banc of America Alternative Loan Trust 2003-6 CL 1NC2 -- 8% 2033                       $       3,722,198   $      3,921,931
Banc of America Mortgage Securities 2004-4 3A2 -- 6.5% 2019                                    9,104,271          9,559,484
Chase Mortgage Finance Trust 2003-S14 CL 3A6 -- 5.5% 2034                                      6,589,354          6,882,119
Chase Mortgage Finance Trust 2003-S14 CL 2A4 -- 7.5% 2034                                     17,475,253         18,742,908
Citicorp Mortgage Securities, Inc. 2003-4 CL A4 -- 5% 2018                                     7,439,457          7,518,501
Countrywide Alternative Loan Trust 2002-18 CL A2 -- 5.25% 2033                                12,956,016         13,004,601
Countrywide Mortgage Securities 2003-HYB2 CL 1A1 -- 3.4% (floating rate) 2033                  9,823,830          9,701,032
Countrywide Mortgage Securities 2003-36 CL A20 -- 5% 2033                                      2,783,197          2,782,327
Federal Home Loan Mortgage Corporation
  1534 CL IA -- 3.81% (floating rate) 2023                                                     1,000,000          1,013,125
  1552 CL I -- 3.81% (floating rate) 2023                                                      1,700,000          1,734,000
  1669 CL HA -- 3.96% (floating rate) 2023                                                     4,000,000          4,040,624
  1673 CL HB -- 3.96% (floating rate) 2024                                                     1,000,000          1,020,000
  1684 CL HA -- 3.96% (floating rate) 2024                                                     2,000,000          2,033,750
  2581 CS PL -- 4% 2016                                                                       12,000,000         12,165,450
  1634 CL PL -- 4.03% (floating rate) 2023                                                     7,000,000          7,183,750
  1671 CL HA -- 4.24% (floating rate) 2024                                                     3,347,711          3,433,496
  2766 CL PT -- 5% 2016                                                                       19,304,000         19,798,665
  2510 CL PV -- 5.25% 2026                                                                    22,341,170         22,787,993
  2462 CL CA -- 5.5% 2009                                                                        828,884            832,780
  2619 CL YV -- 5.5% 2011                                                                     11,519,438         11,751,628
  2525 CL BR -- 5.5% 2023                                                                      2,855,390          2,901,790
  1804 CL C -- 6% 2008                                                                         1,909,849          1,962,847
  1591 CL PV -- 6.25% 2023                                                                    10,502,237         10,985,445
  2543 CL AD -- 8.5% 2016                                                                        293,080            312,130
  2519 CL ED -- 8.5% 2030                                                                      1,005,690          1,103,745
  2626 CL QM -- 9% 2018                                                                        4,030,443          4,534,877
  HM-A1 -- 10.15% 2006                                                                               136                136
Federal National Mortgage Association
  -- 6% 2016                                                                                     598,702            615,861
  -- 6.5% 2008                                                                                   312,975            324,711
  -- 6.5% 2017                                                                                 4,201,325          4,489,494
  -- 7% 2007                                                                                   7,573,325          8,008,791
  319 CL 18 -- 8% 2032                                                                         2,211,580          2,322,159
First Financial Mortgage Trust 9 CL A4 -- 5.8% 2008                                               71,405             72,119

                                                                                           PRINCIPAL
BONDS & DEBENTURES - CONTINUED                                                               AMOUNT              VALUE
------------------------------------------------------------------------------------   -----------------   ----------------
Government National Mortgage Association II
 2308-8 CL PG -- 4% 2024                                                                      13,544,593         13,604,866
 1999-47 -- 7.5% 2029                                                                          6,297,608          6,607,450
J.P. Morgan Mortgage Trust 2003-A2 -- 4% 2033                                                 10,864,236         10,883,791
Wachovia Asset Securitization, Inc. 2002-1 CL 2A1 -- 6.25% 2033                                4,529,099          4,642,326
Wells Fargo Mortgage Backed Securities Trust 2004-1CL A19 -- 5% 2034                          16,763,454         16,915,163
                                                                                                           ----------------
TOTAL MORTGAGE-BACKED SECURITIES                                                                           $    250,195,865
                                                                                                           ----------------
CORPORATE BONDS & DEBENTURES -- 9.3%
Avnet Inc.
  -- 7.875% 2005                                                                       $       8,350,000   $      8,496,125
  -- 8% 2006                                                                                   2,000,000          2,160,000
BE Aerospace, Inc. -- 8% 2008                                                                 10,530,000         10,372,050
Bayerische Landesbank -- 2.3% (floating rate) 2009                                            21,000,000         20,580,000
Collins & Aikman Products
  -- 10.75% 2011                                                                              12,245,000         12,183,775
  -- 12.875% 2012+                                                                             7,245,000          6,629,175
  -- 12.875% (Series B) 2012+                                                                  3,325,000          2,975,875
International Wire Group
  -- 11.75% 2005*                                                                             14,485,000         10,718,900
  -- 11.75% (Series B) 2005*                                                                     900,000            666,000
Landesbank Baden-Wuerttemberg -- 2.24% 2007                                                   23,500,000         23,218,000
Metaldyne Corporation -- 11% 2012                                                             22,230,000         18,228,600
Michaels Stores Inc. -- 9.25% 2009                                                            16,505,000         17,990,450
Motors & Gears Inc. -- 10.75% 2006                                                            16,694,000         15,441,950
Northland Cable Company -- 10.25% 2007                                                         8,645,000          8,731,450
Qwest Communications International Inc. -- 4.75% (floating rate) 2009+                        24,045,000         22,902,863
                                                                                                           ----------------
TOTAL CORPORATE BONDS & DEBENTURES                                                                         $    181,295,213
                                                                                                           ----------------
U.S. AGENCIES SECURITIES -- 8.1%
Federal Home Loan Bank
  -- 2% 2007 (step-up)                                                                 $      21,900,000   $     21,906,844
  -- 2% 2007 (step-up)                                                                        10,230,000         10,223,606
  -- 2% 2009 (step-up)                                                                        21,250,000         21,077,344
  -- 2% 2009 (step-up)                                                                        22,500,000         22,471,875
  -- 2% 2009 (step-up)                                                                        18,750,000         18,574,219
  -- 2.06% (floating rate) 2007                                                               24,650,000         24,650,000
Federal National Mortgage Association
  -- 2% 2007 (step-up)                                                                        22,800,000         22,800,000
  -- 5% 2007                                                                                  15,440,000         15,826,000
                                                                                                           ----------------
TOTAL U.S. AGENCIES SECURITIES                                                                             $    157,529,888
                                                                                                           ----------------

                                                                                           PRINCIPAL
BONDS & DEBENTURES -- CONTINUED                                                              AMOUNT              VALUE
------------------------------------------------------------------------------------   -----------------   ----------------
MORTGAGE-BACKED PASS-THROUGH SECURITIES -- 2.5%
Federal National Mortgage Association
  -- 5.5% 2014                                                                         $       9,734,476   $     10,087,351
  -- 6% 2011                                                                                   3,868,615          4,059,628
  -- 6% 2012                                                                                  17,205,815         18,055,352
  -- 7% 2030                                                                                   1,508,155          1,606,185
  -- 7% 2031                                                                                     787,109            835,406
  -- 7.5% 2016                                                                                   215,505            230,860
  -- 7.5% 2016                                                                                   114,293            122,436
  -- 7.5% 2028                                                                                 2,480,149          2,656,860
  -- 7.5% 2029                                                                                   850,303            918,786
  -- 7.5% 2029                                                                                   724,105            773,887
  -- 8% 2016                                                                                     127,308            137,493
Government National Mortgage Association
  -- 7% 2028                                                                                   1,628,157          1,754,469
  -- 7.5% 2023                                                                                    44,963             48,387
  -- 8% 2030                                                                                     483,509            523,096
  -- 8% 2030                                                                                     720,637            779,639
  -- 8% 2031                                                                                     601,510            650,759
Government National Mortgage Association II
  -- 7% 2024                                                                                     702,493            750,895
  -- 7% 2028                                                                                     965,665          1,033,773
  -- 7% 2028                                                                                     170,313            180,958
  -- 7.5% 2025                                                                                    30,878             33,155
  -- 7.5% 2025                                                                                   157,107            168,694
  -- 7.5% 2027                                                                                    44,342             47,612
  -- 7.5% 2030                                                                                   300,371            321,772
  -- 8% 2027                                                                                     470,347            508,323
Government National Mortgage Association (MH)
  -- 8.25% 2006-7                                                                                 46,241             48,537
  -- 8.75% 2006                                                                                  127,884            134,278
  -- 8.75% 2011                                                                                  338,159            364,180
  -- 9% 2010                                                                                     148,517            159,626
  -- 9% 2011                                                                                     481,689            517,719
  -- 9.25% 2010-11                                                                               318,805            343,414
  -- 9.75% 2005                                                                                  119,504            129,069
  -- 9.75% 2006                                                                                  118,841            123,892
  -- 9.75% 2012-13                                                                               204,690            221,073
Government National Mortgage Association (PL) -- 10.25% 2017                                     779,280            793,892
                                                                                                           ----------------
TOTAL MORTGAGE-BACKED PASS-THROUGH SECURITIES                                                              $     49,121,456
                                                                                                           ----------------

                                                                                           SHARES OR
                                                                                           PRINCIPAL
BONDS & DEBENTURES -- CONTINUED                                                              AMOUNT              VALUE
------------------------------------------------------------------------------------   -----------------   ----------------
CONVERTIBLE BONDS & DEBENTURES -- 2.3%
BEA Systems, Inc. -- 4% 2006                                                           $      18,000,000   $     18,000,000
i2 Technologies, Inc. -- 5.25% 2006                                                           18,900,000         17,577,000
Standard Motor Products, Inc. -- 6.75% 2009                                                    8,960,000          8,691,200
                                                                                                           ----------------
TOTAL CONVERTIBLE BONDS & DEBENTURES                                                                       $     44,268,200
                                                                                                           ----------------

ASSET BACKED SECURITIES -- 2.3%
Alliant Master Trust 2000-1A CL A -- 2.20125% (floating rate) 2006+                    $      16,450,000   $     16,455,264
CIT RV Trust 1999-A CL A4 -- 6.16% 2013                                                        9,290,354          9,469,565
Green Tree Financial Corporation
  -- 7.77% 2029*                                                                               5,500,000          3,300,000
  -- 8% 2028*                                                                                  2,769,534          2,077,151
INDYMAC Asset-Backed Securities, Inc. 2000-6 CL AF5 -- 7.88% 2031                              7,337,133          7,612,862
Truck Engine Receivables Master Trust 2000-1a -- 2.33% (floating rate) 2006                    5,000,000          5,000,000
                                                                                                           ----------------
TOTAL ASSET BACKED SECURITIES                                                                              $     43,914,842
                                                                                                           ----------------

DERIVATIVE SECURITIES -- 1.7%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
  2522 CL PI -- 5.5% 2018                                                              $       4,645,472   $        188,722
  2558 CL JW -- 5.5% 2022                                                                     26,989,331          3,171,246
  223 -- 5.5% 2032                                                                            24,716,050          5,186,515
  1694 CL L -- 6.5% 2023                                                                         212,919             11,711
  217 -- 6.5% 2032                                                                             6,312,358          1,187,512
Federal National Mortgage Association
  2003-64 CL XI -- 5% 2033                                                                    21,409,884          4,656,650
  2003-37 CL IM -- 5.5% 2032                                                                  18,266,375          3,790,273
  323 CL 1 --  5.5% 2032                                                                       6,584,849          1,132,798
  333 CL 2 -- 5.5% 2033                                                                       25,252,138          5,677,792
  302 CL2 -- 6% 2029                                                                          14,162,232          2,876,703
  332 CL2 -- 6% 2033                                                                          21,875,047          4,600,596
  2001-33 CL IC -- 6% 2028                                                                     1,230,134             18,452
  1994-17 CL JB -- 6.5% 2009                                                                     880,221             82,521
                                                                                                           ----------------
TOTAL DERIVATIVE SECURITIES                                                                                $     32,581,491
                                                                                                           ----------------

INTERNATIONAL SECURITY -- 1.0%
France OATei -- 3% 2012                                                                $      13,961,393   $     19,231,944
                                                                                                           ----------------

PREFERRED STOCK  -- 0.3%
Pennsylvania Real Estate Investment Trust                                                         93,800   $      5,581,100
                                                                                                           ----------------

                                                                                           PRINCIPAL
BONDS & DEBENTURES -- CONTINUED                                                              AMOUNT              VALUE
------------------------------------------------------------------------------------   -----------------   ----------------
SHORT-TERM U.S. GOVERNMENT SECURITIES -- 13.0%
U.S. Treasury Notes
  -- 1.625% 3/31/05                                                                    $      49,000,000   $     48,908,125
  -- 1.75% 12/31/04                                                                           79,000,000         78,987,676
  -- 2.125% 10/31/04                                                                         123,137,000        123,175,480
                                                                                                           ----------------
TOTAL SHORT-TERM U.S. GOVERNMENT SECURITIES                                                                $    251,071,281
                                                                                                           ----------------
TOTAL INVESTMENT SECURITIES -- 69.6% (Cost $1,319,872,398)                                                 $  1,348,655,982
                                                                                                           ----------------

SHORT-TERM INVESTMENTS -- 30.8% (Cost $596,959,218)
American General Finance Corporation -- 1.84% 10/1/04                                  $      28,195,000   $     28,195,000
Federal National Mortgage Association Discount Note -- 1.53% 10/5/04                          47,466,000         47,457,931
Citigroup Inc. -- 1.60% 10/12/04                                                              43,060,000         43,038,949
ChevronTexaco Funding Corporation -- 1.73% 10/13/04                                           16,779,000         16,769,324
International Lease Finance Corp. -- 1.65% 10/18/04                                           50,223,000         50,183,868
AIG Funding, Inc. -- 1.68% 10/20/04                                                           34,000,000         33,969,853
ChevronTexaco Funding Corporation -- 1.7% 10/25/04                                            46,392,000         46,339,422
Federal Home Loan Bank Discount Note -- 1.74% 10/27/04                                        45,000,000         44,943,450
Federal Home Loan Bank Discount Note -- 1.74% 10/27/04                                        45,000,000         44,943,450
Toyota Motor Credit Corporation -- 1.74% 10/29/04                                             22,991,000         22,959,886
Federal National Mortgage Association Discount Note -- 1.7% 11/2/04                           30,361,000         30,315,121
Rabobank USA Financial Corporation -- 1.75% 11/4/04                                           70,000,000         69,884,306
Toyota Motor Credit Corporation -- 1.77% 11/5/04                                              34,182,000         34,123,178
Barclays U.S. Funding, Inc. -- 1.76% 11/8/04                                                  24,000,000         23,955,413
AIG Funding, Inc. -- 1.75% 11/10/04                                                           30,000,000         29,941,667
General Electric Company -- 1.76% 11/12/04                                                    30,000,000         29,938,400
                                                                                                           ----------------
                                                                                                           $    596,959,218
                                                                                                           ----------------

TOTAL INVESTMENTS -- 100.4% (Cost $1,916,831,616)                                                          $  1,945,615,200
Other assets and liabilities, net -- (0.4)%                                                                      (6,964,010)
                                                                                                           ----------------
TOTAL NET ASSETS -- 100%                                                                                   $  1,938,651,190
                                                                                                           ================

*  Non-income producing security, in default

+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. The Alliant Master Trust floating rate due 2006 was purchased between July 17 and October 23, 2003 at $99.43; the Collins & Aikman Products 12.875% note due 2012 was purchased between September 10 and September 24, 2004 at $97.34 and the Series B of this note was purchased on August 12, 2004 at $96.42; the Qwest Communications International 4.75% notes due 2009 were purchased between January 30 and February 5, 2004 at $99.83. These restricted securities constituted 2.5% of total net assets at September 30, 2004.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                            September 30, 2004

ASSETS
  Investments at value:
   Investments securities -- at market value
     (identified cost $1,319,872,398)                                                  $   1,348,655,982
   Short-term investments -- at amortized cost
     (maturities 60 days or less)                                                            596,959,218   $  1,945,615,200
                                                                                       -----------------
  Cash                                                                                                                  753
  Receivable for:
   Interest                                                                            $      10,710,393
   Capital Stock sold                                                                          6,928,732
   Investment securities sold                                                                  4,481,183         22,120,308
                                                                                       -----------------   ----------------
                                                                                                           $  1,967,736,261

LIABILITIES
  Payable for:
   Investment securities purchased                                                     $      24,650,000
   Capital Stock repurchased                                                                   3,445,038
   Advisory fees                                                                                 785,798
   Accrued expenses and other liabilities                                                        204,235         29,085,071
                                                                                       -----------------   ----------------

NET ASSETS                                                                                                 $  1,938,651,190
                                                                                                           ================

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
   400,000,000 shares; outstanding 171,544,443 shares                                                      $      1,715,444
  Additional Paid in Capital                                                                                  1,910,390,550
  Accumulated net realized loss on investments                                                                  (22,144,216)
  Undistributed net investment income                                                                            19,905,828
  Unrealized appreciation of investments                                                                         28,783,584
                                                                                                           ----------------
  Net assets at September 30, 2004                                                                         $  1,938,651,190
                                                                                                           ================

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                                               $          11.30
                                                                                                           ================

Maximum offering price per share
  (100/96.5 of per share net asset value)                                                                  $          11.71
                                                                                                           ================

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2004

INVESTMENT INCOME
   Interest                                                                                                $     68,557,408
   Dividends                                                                                                        569,812
                                                                                                           ----------------
                                                                                                           $     69,127,220

EXPENSES
   Advisory fees                                                                       $       7,405,099
   Transfer agent fees and expenses                                                              956,772
   Reports to shareholders                                                                       361,797
   Custodian fees and expenses                                                                   118,873
   Insurance                                                                                      79,090
   Directors' fees and expenses                                                                   39,201
   Audit fees                                                                                     29,050
   Postage                                                                                        23,021
   Legal fees                                                                                     15,877
   Registration fees                                                                               3,754
   Other expenses                                                                                 17,634          9,050,168
                                                                                       -----------------   ----------------
          Net investment income                                                                            $     60,077,052
                                                                                                           ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments:
   Proceeds from sales of investment securities (excluding
     short-term investments with maturities of 60 days or less)                        $     808,230,783
   Cost of investment securities sold                                                        815,586,064
                                                                                       -----------------
     Net realized loss on investments                                                                      $     (7,355,281)
Unrealized appreciation of investments:
   Unrealized appreciation at beginning of year                                        $      28,093,299
   Unrealized appreciation at end of year                                                     28,783,584
                                                                                       -----------------
     Increase in unrealized appreciation of investments                                                             690,285
                                                                                                           ----------------

           Net realized and unrealized loss on investments                                                 $     (6,664,996)
                                                                                                           ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $     53,412,056
                                                                                                           ================

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR ENDED SEPTEMBER 30,
                                           -----------------------------------------------------------------------------------
                                                             2004                                       2003
                                           ----------------------------------------    ---------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                    $       60,077,052                          $      51,099,503
  Net realized loss on investments                 (7,355,281)                               (13,101,736)
  Unrealized appreciation of investments              690,285                                 45,143,854
                                           ------------------                          -----------------
Increase in net assets resulting
  from operations                                                $       53,412,056                         $       83,141,621

Dividends to shareholders from net
  investment income                                                     (52,090,881)                               (55,324,015)

Capital Stock transactions:
  Proceeds from Capital Stock sold         $    1,090,872,412                          $     425,894,150
  Proceeds from shares issued to
   shareholders upon reinvestment
   of dividends and distributions                  38,674,748                                 41,822,619
  Cost of Capital Stock repurchased              (317,715,239)          811,831,921         (480,941,232)          (13,224,463)
                                           ------------------    ------------------    -----------------    ------------------
Total increase in net assets                                     $      813,153,096                         $       14,593,143

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $11,919,657 and $16,144,169                                      1,125,498,094                              1,110,904,951
                                                                 ------------------                         ------------------

End of year, including undistributed net
  investment income of $19,905,828
  and $11,919,657                                                $    1,938,651,190                         $    1,125,498,094
                                                                 ==================                         ==================

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                             96,300,078                                 38,617,791
Shares issued to shareholders upon
  reinvestment of dividends
  and distributions                                                       3,438,666                                  3,841,400
Shares of Capital Stock repurchased                                     (28,076,489)                               (43,771,373)
                                                                 ------------------                         ------------------
Increase (decrease) Capital
  Stock outstanding                                                      71,662,255                                 (1,312,182)
                                                                 ==================                         ==================

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           FOR THE YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------------------------------------------
                                                         2004            2003            2002            2001            2000
                                                     -------------   -------------   -------------   -------------   -------------
Per share operating performance:
Net asset value at beginning of year                 $       11.27   $       10.98   $       11.17   $       10.61   $       10.77
                                                     -------------   -------------   -------------   -------------   -------------

Income from investment operations:
  Net investment income                              $        0.43   $        0.52   $        0.54   $        0.80   $        0.77
  Net realized and unrealized gain (loss) on
   investment securities                                      0.03            0.33           (0.12)           0.57           (0.11)
                                                     -------------   -------------   -------------   -------------   -------------

Total from investment operations                     $        0.46   $        0.85   $        0.42   $        1.37   $        0.66
                                                     -------------   -------------   -------------   -------------   -------------

Less distributions:
  Dividends from net investment income               $       (0.43)  $       (0.56)  $       (0.54)  $       (0.73)  $       (0.73)
  Distributions from net realized capital gains                 --              --           (0.07)          (0.08)          (0.09)
                                                     -------------   -------------   -------------   -------------   -------------

  Total distributions                                $       (0.43)  $       (0.56)  $       (0.61)  $       (0.81)  $       (0.82)
                                                     -------------   -------------   -------------   -------------   -------------

Net asset value at end of year                       $       11.30   $       11.27   $       10.98   $       11.17   $       10.61
                                                     =============   =============   =============   =============   =============

Total investment return*                                      4.16%           8.02%           3.83%          13.57%           6.56%

Ratios/supplemental data:
Net assets at end of period (in $000's)                  1,938,651       1,125,498       1,110,905         697,384         501,083
Ratio of expenses to average net assets                       0.60%           0.61%           0.58%           0.59%           0.61%
Ratio of net investment income to average
  net assets                                                  3.77%           4.69%           5.06%           6.49%           7.31%

Portfolio turnover rate                                         62%             52%             28%             22%             21%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge

   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                                                 LONG-TERM
                                             PER SHARE               ORDINARY INCOME            CAPITAL GAIN
            PAYABLE DATE                       AMOUNT        QUALIFYING       NON-QUALIFYING    DISTRIBUTION
------------------------------------       --------------    ----------       --------------    ------------
October 7, 2003                              $     0.10         1.1%                98.9%            --
December 29, 2003                            $     0.13         1.1%                98.9%            --
April 6, 2004                                $     0.09          --                100.0%            --
July 7, 2004                                 $     0.11          --                100.0%            --

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2005 setting forth specific amounts to be included in their 2004 tax returns.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.   Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $1,395,940,669 for the year ended September 30, 2004.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended September 30, 2004, the Fund paid aggregate fees of $39,000 to all Directors who are not affiliated persons of the Adviser. Legal fees of $15,877 were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- FEDERAL INCOME TAX

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

     Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at September 30, 2004, were as follows:

   Undistributed net investment income            $     17,496,363
   Accumulated net realized losses                $    (17,742,031)

     Accumulated net realized losses can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $1,455,619 in 2011 and $16,286,412 in 2012.

     The cost of investment securities at September 30, 2004 for federal income tax purposes was $1,314,201,010. Gross unrealized appreciation and depreciation for all securities at September 30, 2004 for federal income tax purposes was $110,795,002 and $76,340,030, respectively.

NOTE 5 -- DISTRIBUTOR

     For the year ended September 30, 2004, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $130,244 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 -- REDEMPTION FEES

     A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2004, the Fund collected $127,707 in redemption fees.

NOTE 7 -- DISTRIBUTION TO SHAREHOLDERS

     On September 30, 2004, the Board of Directors declared a dividend from net investment income of $0.09 per share payable October 6, 2004 to shareholders of record on September 30, 2004. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 1, 2004.

     For tax purposes, all of the dividends paid during the fiscal years ended September 30, 2004 and 2003, were designated as ordinary income.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

     We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., (the "Fund") including the portfolio of investments, as of September 30, 2004, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA New Income, Inc., for each of the three years in the period ended September 30, 2002 were audited by other auditors whose report, dated November 11, 2002, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the 2003 and 2004 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2004, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, California
November 8, 2004

                           SHAREHOLDER EXPENSE EXAMPLE
                               September 30, 2004
                                   (Unaudited)

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            HYPOTHETICAL
                                                            PERFORMANCE
                                                            (5% RETURN
                                              ACTUAL          BEFORE
                                           PERFORMANCE       EXPENSES)
                                          -------------   ---------------
Beginning Account Value
   March 31, 2004                         $    1,000.00   $      1,000.00
Ending Account Value
   September 30, 2004                     $    1,011.60   $      1,021.90
Expenses Paid During
   Period*                                $        3.08   $          3.10

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2004 (183/365 days).

                           RESULTS OF SPECIAL MEETING

     Following is a list of matters voted upon and the results of those votes cast at the special meeting of shareholders held April 14, 2004:

     1. With respect to the approval of a proposed amendment to the Fund's fundamental investment policy regarding lending, a total of 50,186,383.62 shares voted for, 2,947,859.98 shares voted against, and 2,669,351.05 shares abstained.

     2. With respect to the approval of a proposed amendment to the Fund's fundamental investment policy regarding investments in illiquid securities, a total of 47,676,739.11 shares voted for, 5,469,130.97 shares voted against, and 2,657,724.55 shares abstained.

     No broker non-votes were received with respect to the matter voted upon above.

                        DIRECTOR AND OFFICER INFORMATION

                                   POSITION(S)                                       PORTFOLIOS IN
                                    WITH FUND/            PRINCIPAL OCCUPATION(S)    FUND COMPLEX
     NAME, AGE & ADDRESS           YEARS SERVED           DURING THE PAST 5 YEARS      OVERSEEN        OTHER DIRECTORSHIPS
     -------------------           ------------           -----------------------      --------        -------------------
Willard H. Altman, Jr. - (69)   Director+                Retired. Formerly, until          6
11400 W. Olympic Blvd., #1200   Years Served:   6        1995, Partner of Ernst &
Los Angeles, CA 90064                                    Young LLP, a public
                                                         accounting firm.

Alfred E. Osborne, Jr. - (59)   Director+                Senior Associate Dean at          3         Investment Company
11400 W. Olympic Blvd., #1200   Years Served:   5        The John E. Anderson                        Institute, K2 Inc.,
Los Angeles, CA 90064                                    Graduate School of                          Nordstrom, Inc., E*
                                                         Management at UCLA.                         Capital Corporation,
                                                                                                     Equity Marketing Inc.,
                                                                                                     and WM Group of Funds.

A. Robert Pisano - (61)         Director+                National Executive                3         Coppola Group, State Net,
11400 W. Olympic Blvd., #1200   Years Served:   2        Director and Chief                          NetFlix.com, Resources
Los Angeles, CA 90064                                    Executive Officer of the                    Connection, and The
                                                         Screen Actors Guild.                        Motion Picture and
                                                         Formerly, until 1999,                       Television
                                                         Vice Chairman and
                                                         Director of Metro-
                                                         Goldwyn-Mayer, Inc.

Lawrence J. Sheehan - (72)      Director+                Retired. Formerly partner         5
11400 W. Olympic Blvd., #1200   Years Served:  13        (1969 to 1994) and of
Los Angeles, CA 90064                                    counsel employee
                                                         (1994-2002) of the firm
                                                         of O'Melveny & Myers LLP,
                                                         legal counsel to the
                                                         Fund.

Robert L. Rodriguez - (55)      Director+                Principal and Chief               2         First Pacific Advisors,
11400 W. Olympic Blvd., #1200   President & Chief        Executive Officer of the                    Inc. and FPA Fund
Los Angeles, CA 90064           Investment Officer       Adviser.                                    Distributors, Inc.
                                Years Served:   4

Thomas H. Atteberry (51)        Vice President &         Vice President of the
11400 W. Olympic Blvd., #1200   Portfolio Manager        Adviser
Los Angeles, CA 90064           Years Served: < 1

Eric S. Ende - (60)             Vice President           Senior Vice President of          3
11400 W. Olympic Blvd., #1200   Years Served:  19        the Adviser.
Los Angeles, CA 90064

J. Richard Atwood - (44)        Treasurer                Principal and Chief                         First Pacific Advisors,
11400 W. Olympic Blvd., #1200   Years Served:   7        Operating Officer of the                    Inc. and FPA Fund
Los Angeles, CA 90064                                    Adviser, President and                      Distributors, Inc.
                                                         Chief Executive Officer
                                                         of FPA Fund Distributors,
                                                         Inc.

Sherry Sasaki - (49)            Secretary                Assistant Vice President
11400 W. Olympic Blvd., #1200   Years Served:  20        and Secretary of the
Los Angeles, CA 90064                                    Advisor and Secretary of
                                                         FPA Fund Distributors,
                                                         Inc.

Christopher H. Thomas - (47)    Assistant                Vice President and                          FPA Fund Distributors,
11400 W. Olympic Blvd., #1200   Treasurer                Controller of the Adviser                   Inc.
Los Angeles, CA 90064           Years Served:   9        and of FPA Fund
                                                         Distributors, Inc.

+  Directors serve until their resignation, removal or retirement.

                              FPA NEW INCOME, INC.

INVESTMENT ADVISER                                    INDEPENDENT REGISTERED PUBLIC
                                                      ACCOUNTING FIRM

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200              Deloitte & Touche LLP
Los Angeles, California 90064                         Los Angeles, California


DISTRIBUTOR                                           CUSTODIAN & TRANSFER AGENT


FPA Fund Distributors, Inc.                           State Street Bank and Trust Company
11400 West Olympic Boulevard, Suite 1200              Boston, Massachusetts
Los Angeles, California 90064

                                                      SHAREHOLDER SERVICE AGENT
COUNSEL

                                                      Boston Financial Data Services, Inc.
O'Melveny & Myers LLP                                 P.O. Box 8500
Los Angeles, California                               Boston, Massachusetts 02266-8500
                                                      (800) 638-3060
                                                      (617) 483-5000
TICKER: FPNIX
CUSIP: 302544101

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2004 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

Item 2.      Code of Ethics.

             (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

             (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

             (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of directors has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of directors, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors.

Item 4.      Principal Accountant Fees and Services.

                                                 2003              2004
             (a)  Audit Fees                 $    26,000       $    27,000
             (b)  Audit Related Fees                 -0-               -0-
             (c)  Tax Fees                   $     5,000       $     5,250
             (d)  All Other Fees                     -0-               -0-

             (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

             (e)(2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

             (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

             (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

             (h) Disclose whether the registrant's audit committee of the board of director has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. Not Applicable.

Item 5.      Audit Committee of Listed Registrants. Not Applicable.

Item 6. Schedule of Investments. Not Applicable. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies. Not Applicable.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.     Controls and Procedures.

             (a) The Principal Executive Officer and Principal Financial Officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

             (b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 11.     Exhibits.

             (a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

             (a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

             (a)(3)  Not Applicable

             (b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.


                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA NEW INCOME, INC.


By: /s/ ROBERT L. RODRIGUEZ
   ----------------------------------
     Robert L. Rodriguez, President

Date:   December 7, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA NEW INCOME, INC.


By: /s/ J. RICHARD ATWOOD
   ----------------------------------
     J. Richard Atwood, Treasurer

Date:   December 7, 2004